SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K
                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) November 21, 2003
                                                        -----------------

                         THE BEAR STEARNS COMPANIES INC.
                         -------------------------------
             (Exact name of registrant as specified in its charter)



        DELAWARE                 File No. 1-8989                 13-3286161
        --------                 ---------------                 ----------

    (State or other          (Commission File Number)          (IRS Employer
    jurisdiction of                                            Identification
     incorporation)                                                Number)



               383 Madison Avenue, New York, New York        10179
              -------------------------------------------------------
              (Address of principal executive offices)     (zip code)



       Registrant's telephone number, including area code: (212) 272-2000
                                                           --------------



                                 Not Applicable
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          (former name or former address, if changed since last report)
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Item 5.  Other Events
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            As previously disclosed, Bear, Stearns & Co. Inc. ("Bear Stearns"), a subsidiary of The Bear Stearns Companies Inc. (the "Company") received a subpoena from the Office of New York State Attorney General and a voluntary request for information from the New York Regional Office of the Securities and Exchange Commission (the "NYRO") seeking information regarding the Company's involvement in trading in shares of mutual funds. The Company and its subsidiaries have also received subpoenas from the Office of the U.S. Attorney for the Southern District of New York and the NYRO and information requests from the Commodity Futures Trading Commission and the New York Stock Exchange seeking information regarding trading in shares of mutual funds. The Company is cooperating fully with each of these inquiries.

            The Company, Bear Stearns Securities Corp. and Bear Stearns, together with 18 other entities and individuals, including mutual funds and other financial institutions, were also named as defendants in a purported class action lawsuit captioned Michael Pflugrath v. The Bear Stearns Companies, Inc., et al., filed on November 7, 2003 in the United States District Court for the Southern District of New York by a mutual fund investor on behalf of persons who purchased and/or sold ownership units of mutual funds in the Janus or Putnam family of mutual funds between November 1, 1998 and July 3, 2003. The complaint alleges that the defendants violated the federal securities laws by allowing certain investors to market time and/or late trade mutual fund shares.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
         ------------------------------------------------------------------

         (a)   Financial Statements of Businesses Acquired:

               Not applicable.

         (b)   Pro Forma Financial Information:

               Not applicable.

         (c)   Exhibits:

               Not applicable.


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


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       THE BEAR STEARNS COMPANIES INC.



                                       By: /s/ Samuel L. Molinaro Jr.
                                          ------------------------------
                                          Samuel L. Molinaro Jr.
                                          Executive Vice President
                                          and Chief Financial Officer


Dated:  November 21, 2003


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